Exhibit 10.20

FIRST AMENDMENT

TO

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This FIRST AMENDMENT (this “Amendment”) dated as of March 31, 2004, is among (a) WASTE INDUSTRIES USA, INC., a North Carolina corporation having its principal place of business at 3301 Benson Drive, Suite 601, Raleigh, North Carolina 27609 (the “Parent”), and each of the subsidiaries of the Parent (the “Subsidiaries” and together with the Parent, the “Borrowers”), (b) FLEET NATIONAL BANK, a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, and the other lending institutions listed on the signature pages hereto (collectively, the “Banks”), (c) FLEET NATIONAL BANK, as Administrative Agent for the Banks (the “Administrative Agent”), (d) WACHOVIA BANK, N.A., as Syndication Agent for the Banks (the “Syndication Agent”) and (e) BRANCH BANKING AND TRUST COMPANY, as Documentation Agent for the Banks (the “Documentation Agent”).

WHEREAS, the Borrowers, the Banks, the Administrative Agent, the Syndication Agent and the Documentation Agent are parties to that certain Amended and Restated Revolving Credit Agreement dated as of August 27, 2003 (as amended, the “Credit Agreement”);

NOW, THEREFORE, the Borrowers, the Administrative Agent and the Banks hereby agree as follows:

§1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

§2. Amendment to Credit Agreement. Subject to the satisfaction of the conditions set forth in §4 below, the Credit Agreement is hereby amended as follows:

(a) The definition of “Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization or EBITDA” in Section 1.1 of the Credit Agreement is hereby amended by adding the following text “, plus, with respect to the calculation of the Fixed Charge Coverage Ratio in Section 7.6 only, $1,117,000 in non-cash charges incurred in the fourth fiscal quarter of the Borrowers’ fiscal year ending December 31, 2003 in connection with the forgiveness of notes receivable owing by certain officers of the Borrowers, to the extent such amount was deducted in determining Consolidated Net Income (or Deficit)” immediately before the period in the first paragraph of such definition.

(b) Section 7.6 of the Credit Agreement is hereby amended by deleting the text “1.1 to 1.0” therein and substituting the text “1.0 to 1.0” in lieu thereof.

§3. Representations and Warranties. Each of the Borrowers represents and warrants to the Administrative Agent and the Banks as follows:

(a) The representations and warranties of the Borrowers contained in the Credit Agreement, as amended hereby, (i) were true and correct in all material respects when made, and (ii) continue to be true and correct in all material respects on the date hereof, except to the extent such representations and warranties by their terms are made solely as of a prior date.

(b) No Default or Event of Default has occurred and is continuing.

§4. Conditions to Effectiveness. This Amendment shall be effective as of March 31, 2004, upon (i) receipt by the Administrative Agent of original or facsimile counterpart signatures to this Amendment, duly executed and delivered by the Borrowers and the Majority Banks and (ii) payment by the Borrowers to the Administrative Agent, for the pro-rata benefit of each Bank that executes and delivers its signature pages to the Administrative Agent, by 5:00 p.m. Boston time on May 3, 2004 in facsimile (to be followed by originals) or original form, of a work fee in cash in an amount equal to two and one-half (2.5) bps of each such consenting Bank’s Commitment.

§5. Miscellaneous Provisions.

(a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument. This Amendment shall be deemed one of the “Loan Documents” under the Credit Agreement.

(b) THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER SEAL UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

(c) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

BORROWERS

WASTE INDUSTRIES USA, INC.

By:
Name: Title:

WASTE INDUSTRIES, LLC

DUPLIN COUNTY DISPOSAL, LLC

VAN BUREN COUNTY LANDFILL, LLC

WASTE INDUSTRIES LANDCO, LLC

WASTE SERVICES OF NORTH CAROLINA, LLC

ECO SERVICES, LLC

SOUTHERN WASTE SERVICES OF MISSISSIPPI, LLC

RELIABLE TRASH SERVICE, LLC

SOUTHERN WASTE OF ALABAMA, LLC

WASTE INDUSTRIES OF MISSISSIPPI, LLC

WASTE SERVICES OF MEMPHIS, LLC

WASTECO, LLC

LAURENS COUNTY LANDFILL, LLC

S & S ENTERPRISES OF MISSISSIPPI, LLC

SAMPSON COUNTY DISPOSAL, LLC

SAFEGUARD LANDFILL MANAGEMENT, LLC

SHAMROCK ENVIRONMENTAL SERVICES, LLC

TRANSWASTE SERVICES, LLC

RED ROCK DISPOSAL, LLC

MOSS POINT DISPOSAL, LLC

BLACK BEAR DISPOSAL, LLC

By: Waste Industries USA, Inc., its Manager

By:
Name: Title:

RAILROAD AVENUE DISPOSAL, LLC

WASTE INDUSTRIES PROPERTY CO., LLC

OLD KINGS ROAD SOLID WASTE, LLC

By: Waste Industries of Mississippi, LLC,

            its Manager

By:

Name:

Title:

WASTE SERVICES OF TENNESSEE, LLC

By: Wasteco, LLC, its Manager

By:

Name:

Title:

WASTE INDUSTRIES OF TENNESSEE, LLC

By: Waste Services of Tennessee, LLC,

            its Manager

By:

Name:

Title:

WASTE SERVICES OF DECATUR, LLC

By: Waste Industries of Tennessee, LLC,

            its Manager

By:

Name:

Title:

AGENTS AND BANKS

FLEET NATIONAL BANK, individually and as Administrative Agent

By:

Name:

WACHOVIA BANK, N.A., individually and as

Syndication Agent

By:

Name:

BRANCH BANKING AND TRUST COMPANY,

individually and as Documentation Agent

By:

Name:

COMERICA BANK

By:

Name:

RBC CENTURA BANK (f/k/a Centura Bank)

By:

Name:

LASALLE BANK NATIONAL ASSOCIATION By: Name: BANK OF AMERICA By: Name: